UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                January 15, 2016

     MUELLER INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8285 Tournament Drive
Suite 150
Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                          (901) 753-3200

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 15, 2016, the Board of Directors of Mueller Industries, Inc. (the “Company”) amended the Company’s By-laws to delete language that shareholders may remove directors only for cause. The amendment revises Article III, Section 3 of the Company’s By-laws to authorize the Company’s shareholders, by action of a majority of the shareholders or entire Board of Directors, to remove directors without cause.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Amended and Restated By-Laws, as adopted and effective on January 15, 2016, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibits:

3.1            Amended and Restated By-laws of the Company, effective as of January 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Gary C. Wilkerson
Name:	Gary C. Wilkerson
Title:	Vice President, General Counsel and Secretary
Date:  January 19, 2016

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated By-laws of the Company, effective as of January 15, 2016.